EXHIBIT INDEX


Exhibit         Description of Document
Number

EX-99.B1.1      Articles of Incorporation of TCI Portfolios,  Inc. dated June 3,
                1987 (filed as Exhibit 1.1 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File
                No.  33-14567,  accession  #814680-96-000002,  and  incorporated herein by reference).

EX-99.B1.2      Articles of Amendment  of TCI  Portfolios,  Inc.  dated July 22,
                1988 (filed as Exhibit 1.2 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File
                No.  33-14567,  accession  #814680-96-000002,  and  incorporated herein by reference).

EX-99.B1.3      Articles of Amendment of TCI  Portfolios,  Inc. dated August 11,
                1993 (filed as Exhibit 1.3 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File
                No.  33-14567,  accession  #814680-96-000002,  and  incorporated herein by reference).

EX-99.B1.4      Articles  Supplementary of TCI Portfolios,  Inc., dated November
                30, 1992 (filed as Exhibit 1.4 to  Post-Effective  Amendment No.
                18 to the Registration Statement on Form N-1A of the Registrant,
                File No. 33-14567, accession #814680-96-000007, and incorporated herein by reference).

EX-99.B1.5      Articles Supplementary of TCI Portfolios,  Inc., dated April 24,
                1995 (filed as Exhibit 1.5 to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of the Registrant, File
                No.  33-14567,  accession  #814680-96-000007,  and  incorporated herein by reference).

EX-99.B1.6      Articles Supplementary of TCI Portfolios,  Inc., dated March 11,
                1996 (filed as Exhibit 1.6 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of the Registrant, File
                No. 33-14567, and incorporated herein by reference).

EX-99.B1.7      Articles of Amendment of TCI  Portfolios,  Inc.,  dated April 1,
                1997 (filed as Exhibit 1.7 to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of the Registrant, File
                No. 33-14567, and incorporated herein by reference).

EX-99.B1.8      Articles  Supplementary of American Century Variable Portfolios,
                Inc.  dated May 1, 1997 (filed as Exhibit 1.8 to  Post-Effective
                Amendment No. 20 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, and incorporated herein by reference).

EX-99.B1.9      Articles  Supplementary of American Century Variable Portfolios,
                Inc.  dated July 28, 1997, is included herein.

EX-99.B2.1      Amended and Restated  By-Laws of TCI  Portfolios,  Inc.(filed as
                Exhibit 2 to Post-Effective Amendment No. 17 to the Registration
                Statement  on Form N-1A of the  Registrant,  File No.  33-14567,
                accession   #814680-96-000002,   and   incorporated   herein  by
                reference).

EX-99.B2.2      Amendment  to Amended and Restated  By-Laws of American  Century
                Variable Portfolios, Inc., is included herein.

EX-99.B5.1      Investment Management Agreement between TCI Portfolios, Inc. and
                Investors  Research  Corporation  dated August 1, 1994 (filed as
                Exhibit 5 to Post-Effective Amendment No. 17 to the Registration
                Statement  on Form N-1A of the  Registrant,  File No.  33-14567,
                accession   #814680-96-000002,   and   incorporated   herein  by
                reference).

EX-99.B5.2      Addendum to Investment Management Agreement dated April 1, 1996, between TCI Portfolios,  Inc. and Investors Research Corporation
                (filed as Exhibit 5.2 to Post-Effective  Amendment No. 18 to the
                Registration Statement on Form N-1A of the Registrant,  File No.
                33-14567, accession #814680-96-000007, and incorporated herein by reference).

EX-99.B5.3      Addendum  to  Management  Agreement  dated  September  15,  1997 between American Century Variable Portfolios,  Inc. and American
                Century Management Investment, Inc. is included herein.

EX-99.B6 Distribution Agreement between American Century Variable Portfolios, Inc. and Funds Distributor, Inc., dated January 15, 1998 (filed as Exhibit 6.1 to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of the American Century Target Maturities Trust, File No. 2-94608, and incorporated herein by reference).

EX-99.B8.1      Custody  Agreement  dated  September  12,  1995,  with UMB Bank,
                N.A.(filed  as Exhibit 8.2 to  Post-Effective  Amendment No. 17,
                File No. 33-14567, accession #814680-96-000002, and incorporated herein by reference).

EX-99.B8.2      Amendment No. 1 to Custody  Agreement with UMB Bank,  N.A. dated
                January  25,  1996  (filed  as  Exhibit  8b  to   Post-Effective
                Amendment  No. 6 to the  Registration  Statement on Form N-1A of
                American Century World Mutual Funds, Inc., File No. 33-39242, filed March 29, 1996 and incorporated herein by reference).

EX-99.B8.3      Global Custody  Agreement  between The Chase  Manhattan Bank and the  Twentieth  Century and Benham  Funds,  dated August 9, 1996
                (filed as Exhibit B8 to  Post-Effective  Amendment No. 31 to the
                Registration   Statement  on  Form  N-1A  of  American   Century
                Government  Income Trust,  File No.  2-99222,  filed February 7,
                1997, and incorporated herein by reference).

EX-99.B9        Transfer Agency Agreement with Twentieth Century Services,  Inc.
                (formerly J. E. Stowers & Company) dated October 15, 1987 (filed as Exhibit 9 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, and incorporated herein by reference).

EX-99.B10       Opinion and Consent of Janet A. Nash, Esq., is included herein.

EX-99.B11       Consent of Deloitte & Touche LLP, is included herein.

EX-99.B12.1     Annual  Report of VP  Capital  Appreciation  for the year  ended
                December 31, 1997 (filed February 19, 1998,  File No.  33-14567,
                accession   #814680-97-000001,   and   incorporated   herein  by
                reference).

EX-99.B12.2     Annual  Report of VP Balanced  for the year ended  December  31,
                1997 (filed  February 19,  1998,  File No.  33-14567,  accession
                #814680-97-000001, and incorporated herein by reference).

EX-99.B12.3     Annual  Report of VP Advantage  for the year ended  December 31,
                1997 (filed  February 19,  1998,  File No.  33-14567,  accession
                #814680-97-000001, and incorporated herein by reference).

EX-99.B12.4     Annual Report of VP  International  for the year ended  December
                31, 1997 (filed February 19, 1998, File No. 33-14567,  accession
                #814680-97-000001, and incorporated herein by reference).

EX-99.B12.5     Annual  Report of VP Value for the year ended  December 31, 1997
                (filed   February  19,  1998,  File  No.   33-14567,   accession
                #814680-97-000001, and incorporated herein by reference).

EX-99.B12.6     Annual Report of VP Income & Growth for the year ended  December
                31, 1997 (filed February 19, 1998, File No. 33-14567,  accession
                #814680-97-000001, and incorporated herein by reference).

EX-99.B16       Schedule of Computation for Performance Advertising Quotations.

EX-99.B17       Power of Attorney dated January 23, 1998.

EX-27.1.1       Financial   Data  Schedule  for  American   Century  VP  Capital
                Appreciation.

EX-27.7.2       Financial Data Schedule for American Century VP Balanced.

EX-27.7.3       Financial Data Schedule for American Century VP Advantage.

EX-27.1.4       Financial Data Schedule for American Century VP International.

EX-27.1.5       Financial Data Schedule for American Century VP Value.

EX-27.1.6       Financial Data Schedule for American Century VP Income & Growth.